Exhibit 10.2

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT.

WARRANT TO PURCHASE COMMON STOCK

OF

FREIGHTCAR AMERICA, INC.

NO. W-003 April 4, 2022

THIS WARRANT CERTIFIES THAT, for value received, OC III LVS XXVIII LP, a Delaware limited partnership, or its assigns (the “Holder”), is entitled to subscribe for and purchase from FreightCar America, Inc., a Delaware corporation (the “Company”), a number of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), equal to (a) 5.0% of the Common Stock Deemed Outstanding on the date of any exercise of this Warrant less (b) the aggregate number of shares of Common Stock previously issued from time to time as a result of any partial exercise of this Warrant in accordance with the terms set forth herein (collectively, the “Exercise Shares”), at a purchase price per share of $0.01 (the “Exercise Price”), all subject to the terms, conditions and adjustments set forth below in this Warrant (this “Warrant”).

This Warrant is being issued pursuant to the terms of the Warrant Acquisition Agreement, dated as of April 4, 2022, by and between the Company and the Holder (the “Warrant Agreement”). Certain capitalized terms used herein are defined in Section 1 hereof. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Warrant Agreement. The Exercise Shares are subject to adjustment as provided herein.

This Warrant is subject to the following terms and conditions:

1.
DEFINITIONS. As used herein, the following terms shall have the following respective meanings:
(a)
“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Exercise Shares in respect of which this Warrant is then being exercised pursuant to Section 2 hereof, multiplied by (b) the Exercise Price.
(b)
“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are generally authorized by law to close.
(c)
“Change of Control” means: (i) a capital reorganization or reclassification of the capital stock of the Company resulting in any Person or group of Persons other than holders of the voting securities of the Company outstanding immediately prior to such transaction, becoming the holder, directly or indirectly, of more than 50% of the combined voting power of the

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outstanding voting securities of the Company having the right to vote for the election of members of the Board of Directors of the Company; (ii) a merger, consolidation or reorganization or other similar transaction or series of related transactions, in each case which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the outstanding voting securities of the Company having the right to vote for the election of members of the Board of Directors of the Company or such surviving or acquiring entity outstanding immediately after such merger, consolidation or reorganization; (iii) the issuance by the Company of equity securities of the Company, in a single transaction or series of related transactions, representing at least 50% of the combined voting power of the outstanding voting securities of the Company having the right to vote for the election of members of the Board of Directors of the Company; or (iv) the acquisition by any “person” (together with his, her or its Affiliates) or “group” (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly, of the beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of outstanding shares of capital stock and/or other equity securities of the Company, in a single transaction or series of related transactions (including, without limitation, one or more tender offers or exchange offers), representing at least 50% of the combined voting power of the outstanding voting securities of the Company having the right to vote for the election of members of the Board of Directors of the Company; provided that a transaction (or series of related transactions) consisting solely of the issuance by the Company of equity securities of the Company, representing less than 20% of the combined voting power of the outstanding voting securities of the Company, for cash consideration in a bona fide capital raising transaction shall not be considered a Change of Control.
(d)
“Common Stock Deemed Outstanding” shall mean the number of shares of Common Stock deemed to be outstanding for purposes of this Warrant determined in accordance with the following formula:

Common Stock Deemed Outstanding = A ÷ (1 – B)

For purposes of the foregoing formula, the following definitions shall apply:

“A” shall mean, as of any time of determination, the sum of, without duplication, (i) the number of shares of Common Stock actually outstanding at such time, plus (ii) the number of shares of Common Stock reserved for issuance at such time under any equity incentive plans approved by the Board of Directors of the Company, regardless of whether the shares of Common Stock are actually subject to outstanding options or other rights to acquire shares, plus (iii) the number of shares of Common Stock issuable upon exercise of any other options, warrants or rights to acquire shares of Common Stock actually outstanding at such time (excluding the shares of Common Stock issuable upon exercise of this Warrant and each other warrant (such other warrants, together with this Warrant, the “CSDO Warrants”) that has a definition of “Common Stock Deemed Outstanding” substantially similar to this definition), plus (iv) the number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities (excluding all CSDO Warrants) actually outstanding at such time, in each case, regardless of whether the options, warrants, or Convertible Securities are actually exercisable at such time; plus (v) 774,407 shares

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of Common Stock, which represents 5.0% of the total number of shares of Common Stock outstanding as of July 30, 2021, to the extent such shares of Common Stock have not already been issued as an equity fee and are not currently outstanding.

“B” shall mean, as of any time of determination, the sum of 0.05 plus the number (expressed as a decimal value) set forth immediately following clause (a) in the first paragraph of each other CSDO Warrant; provided that, for the avoidance of doubt, as of the date hereof “B” equals 0.33.

(a)
“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for the Common Stock, but excluding any warrants or other rights or options to subscribe for, acquire, purchase or otherwise be issued Common Stock or convertible securities.
(e)
“Exercise Period” means the period commencing on the date hereof and ending on the Expiration Date.
(f)
“Expiration Date” means ten (10) years from the Original Issuance Date.
(g)
“Fair Market Value” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all U.S. national securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided that, if the Common Stock is listed on any U.S. national securities exchange, the term “Business Day” as used in this sentence means Business Days on which such national securities exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Fair Market Value” of the Common Stock shall be the fair market value per share as determined jointly by the Company’s Board of Directors and the Holder.
(h)
“Liquid Securities” means a class of securities registered under Section 12(b) of the Exchange Act, which are listed or quoted for trading on a U.S. national securities exchange.
(i)
“Original Issue Date” means April 4, 2022.
(j)
“OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.

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(k)
“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.
(l)
“Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink.
(m)
“Securities Act” means the United States Securities Act of 1933, as amended.
2.
EXERCISE OF WARRANT.
2.1
Exercise. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth in Section 8.2 of the Warrant Agreement (or at such other address as it may designate by notice in writing to the Holder):
(a)
an executed Notice of Exercise in the form attached hereto;
(b)
payment of the Exercise Price in cash (by wire transfer to the account designated in writing by the Company) or by check; and
(c)
this Warrant.

Upon receipt by the Company of this Warrant and payment of the Exercise Price in cash (by wire transfer to the account designated in writing by the Company) or by check, or pursuant to Section 2.2, shares of Common Stock in certificated or book entry form representing the Exercise Shares so purchased, registered in the name of the Holder or Persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder at the Company’s expense within three (3) Business Days after the Company’s receipt of such Notice of Exercise and/or Exercise Price.

The Person in whose name any certificate or book entry representing the Exercise Shares that are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such shares.

2.2
Net Exercise. Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one Exercise Share issuable hereunder is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

X = Y * (A-B)

A

Where X = the number of Exercise Shares to be issued to the Holder

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Y = the number of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such exercise)

A = the Fair Market Value of one Exercise Share purchasable under the Warrant (at the date of such exercise)

B = Exercise Price (as adjusted to the date of such exercise)

The Company acknowledges that the provisions of this Section 2.2 are intended, in part, to ensure that a full or partial exchange of this Warrant pursuant to this Section 2.2 will qualify as a conversion, within the meaning of paragraph (d)(3)(iii) of Rule 144 under the Securities Act. At the request of the Holder, the Company will accept reasonable modifications to the exchange procedures provided for in this Section in order to accomplish such intent. For the avoidance of doubt, the Holder shall not be required to pay any cash upon any exercise of this Warrant pursuant to this Section 2.2. For all purposes of this Warrant (other than this Section 2), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the exchange of this Warrant for Exercise Shares in accordance with the terms of this Section 2.2.

2.3
Automatic Exercise.
(a)
Change of Control. In the event of a Change of Control, if the fair market value of the consideration payable in connection with such Change of Control for each share of Common Stock is greater than the per share Exercise Price hereunder, the Company may elect by providing proper notice pursuant to Section 3.4 hereof (“Auto-Exercise Notice”) to cause this Warrant to be automatically exercised (even if this Warrant is not surrendered), in lieu of an exercise in accordance with Section 2.1 or Section 2.2, upon consummation of such Change of Control to the extent that any portion of the Warrant remains unexercised at the time of the consummation of the Change of Control. The Holder shall be entitled to receive consideration in the amount equal to the difference between the consideration payable in connection with such Change of Control for the Exercise Shares, if exercised, and the Aggregate Exercise Price for such Exercise Shares. The consideration payable to the Holder in connection with this Section 2.3(a) shall be in the same form as the consideration distributed to holders of Common Stock in connection with such Change of Control; provided that, if the consideration distributed to holders of Common Stock in connection with such Change of Control consists of consideration other than cash or Liquid Securities (or a combination thereof), the consideration payable to the Holder in connection with this Section 2.3(a) shall be an amount of cash payable by the Company equal to the aggregate Fair Market Value of the Exercise Shares minus the Aggregate Exercise Price. To the extent this Warrant or any portion thereof is automatically exercised pursuant to this Section 2.3(a), the Company agrees to promptly notify the Holder of the amount and form of consideration payable to the Holder in connection with such Change of Control. This Warrant shall terminate in connection with a deemed exercise pursuant to this Section 2.3 after payment in full to the Holder of the amounts payable to the Holder under this Section 2.3. If the fair market value of the consideration payable in connection with a Change of Control for each share of Common Stock is equal to or less than the per share Exercise Price, this Warrant will expire upon the consummation of a Change of Control to the extent this Warrant has not been previously exercised as to all Exercise Shares subject hereto.

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(b)
Expiration Date. To the extent that there has not been an exercise of this Warrant pursuant to this Section 2, any portion of the Warrant that remains unexercised shall be exercised automatically in whole (not in part), upon the Expiration Date in the manner set forth in Section 2.2.
2.4
Delivery of New Warrant. Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of delivery of the shares of Common Stock representing the Exercise Shares being issued in accordance with this Section 2, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexpired and unexercised Exercise Shares called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.
3.
COVENANTS OF THE COMPANY.
3.1
Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable. The Company further covenants and agrees that the Company will at all times during the Exercise Period have authorized and reserved, free from preemptive rights, a sufficient number of Exercise Shares to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued Exercise Shares shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Exercise Shares to such number of shares as shall be sufficient for such purposes.
3.2
Expenses and Taxes. The Company shall pay all reasonable and documented expenses, taxes and owner charges payable in connection with the preparation, issuance and delivery of certificates (if any) for the Exercise Shares and any new Warrants.
3.3
No Impairment. Except and to the extent waived or consented to by the Requisite Holders, the Company will not (a) adopt any amendment to its certificate of incorporation or bylaws after the date hereof which (i) results in any increase in the issued or authorized number of equity securities of the Company or (ii) otherwise has a disproportionate and adverse impact on the Holder, including through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, or (b) avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company. The Company will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder as set forth herein against impairment.
3.4
Notices. Prior to (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (b) a Change of Control, or (c) the issuance by the Company of any shares of Common Stock, Convertible Securities, any warrants or other rights or options to subscribe for, acquire, purchase or otherwise be issued Common Stock or Convertible Securities, or any other equity securities of the Company, in each case, that would result in an adjustment pursuant to Section 4 to the number of Exercise Shares issuable upon exercise of this Warrant, the

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Company shall send to the Holder, at least thirty (30) days prior to the date of any such action, a notice specifying the date on which any such proposed action is to be taken and, in the case of a Change of Control, whether the Company intends to exercise its automatic exercise rights under Section 2.3(a) upon consummation of the Change of Control.
4.
EFFECT OF CERTAIN EVENTS ON EXERCISE SHARES.
4.1
Adjustment to Exercise Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the capital stock or other equity securities of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person, or (v) other similar transaction, in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) capital stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Exercise Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Exercise Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of this Warrant shall thereafter be applicable, as nearly as possible, to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant. The provisions of this Section 4.1 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transaction. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of capital stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 4.1, the Holder shall have the right to elect, prior to the consummation of such event or transaction, to exercise this Warrant pursuant to Section 2 instead of giving effect to the provisions contained in this Section 4.1 with respect to this Warrant.
4.2
Dividends and Distributions. Subject to the provisions of Section 4.1, as applicable, if the Company shall, at any time or from time to time after the Original Issue Date, make or declare, or fix a record date for the determination of holders of Common Stock entitled to

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receive, a dividend or any other distribution payable in securities of the Company (other than a dividend or distribution of shares of Common Stock, Convertible Securities, warrants or other rights or options to subscribe for, acquire, purchase or otherwise be issued Common Stock or Convertible Securities, in respect of outstanding shares of Common Stock), cash or other property, then, and in each such event, provision shall be made so that the Holder shall receive upon exercise of the Warrant, in addition to the number of Exercise Shares receivable thereupon, the kind and amount of securities of the Company, cash or other property which the Holder would have been entitled to receive had the Warrant been exercised in full for Exercise Shares on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained such securities, cash or other property receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 4.2 with respect to the rights of the Holder; provided that no such provision shall be made if the Holder receives, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities, cash or other property in an amount equal to the amount of such securities, cash or other property as the Holder would have received if the Warrant had been exercised in full for Exercise Shares on the date of such event.
4.3
Certificate as to Adjustment.
(a)
As promptly as reasonably practicable following any adjustment to the Exercise Shares, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.
(b)
As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the Exercise Price then in effect and the number of Exercise Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.
5.
FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. Except in the case of a net exercise of all or a portion of this Warrant pursuant to Section 2.2, if, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current Fair Market Value of an Exercise Share by such fraction. In the event of a net exercise of all or a portion of this Warrant pursuant to Section 2.2 which would otherwise result in the issuance of a fraction of a shares of Common Stock, the Holder and the Company agree that the number of shares of Common Stock issuable pursuant to this Warrant shall be rounded down to the nearest whole share and, for the avoidance of doubt, no cash shall be paid to the Holder in lieu of such fractional share.
6.
NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any rights as a stockholder of the Company, and prior to the issuance to the Holder of the Exercise Shares to which the Holder is then entitled to receive upon the due exercise of this

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Warrant, the Holder shall not be entitled to vote or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, or subscription rights, or otherwise; provided that, in the event the Company declares a dividend during the Exercise Period, the Holder shall be entitled to participate in such dividend in accordance with Section 4.2 hereof and the Holder shall be entitled to receive notices regarding any Change of Control or other corporate events contemplated elsewhere in this Warrant.
7.
COMPLIANCE WITH THE SECURITIES ACT; LEGEND. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 7 and the restrictive legend requirements set forth on the face of this Warrant. This Warrant and all Exercise Shares issued upon exercise of this Warrant (unless registered under the Securities Act or unless such legend may otherwise be removed in accordance with applicable law (including Rule 144 promulgated under the Securities Act)) shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT.

8.
TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant and the Warrant Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of one or more transferees, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 10. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company.
9.
LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.
10.
NOTICES, ETC. Any notice required or permitted hereunder shall be given in writing in accordance with Section 8.2 of the Warrant Agreement, which is incorporated herein mutatis mutandis.

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11.
AMENDMENT AND WAIVER. Any term of this Warrant may be amended or waived with the written consent of the Company and the Requisite Holders.
12.
DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price, the Fair Market Value or the arithmetic calculation of the Exercise Shares, as the case may be, the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via electronic mail (i) within two (2) Business Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to agree upon such determination or calculation (as the case may be) of the Exercise Price, the Fair Market Value or the number of Exercise Shares (as the case may be) within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Business Days submit the disputed determination of the Exercise Price or the Fair Market Value to an independent, reputable investment bank selected by the Company and reasonably acceptable to the Holder. The Company shall cause the investment bank to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results as soon as reasonably practicable. Such investment bank’s determination or calculation (as the case may be) shall be binding upon all parties absent demonstrable error. The fees and expenses of the investment bank shall be borne by the Company unless the number is question, as finally determined by such investment bank, is within one percent (1%) of the Company’s originally proposed number, in which case such fees and expenses shall be borne by the Holder.

13.
GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. Section 8.5 and 8.6 of the Warrant Agreement are incorporated herein mutatis mutandis. For the avoidance of doubt, any dispute governed by Section 12 shall be determined exclusively pursuant to Section 12.

[signature page follows]

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IN WITNESS WHEREOF, the Company and the Holder have each caused this Warrant to be executed by its duly authorized officer as of the date first above written.

FREIGHTCAR AMERICA, INC. By: /s/ Michael A. Riordan Name: Michael A. Riordan Title: Vice President, Finance, Chief Financial Officer and Treasurer
OC III LVS XXVIII LP By: /s/ Adam L. Gubner Name: Adam L. Gubner Title: Authorized Person

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NOTICE OF EXERCISE

1.a. ❑ The undersigned hereby elects to purchase a number of shares of Common Stock, par value $0.01 per share (“Common Stock”), of FreightCar America, Inc. (the “Company”) equal to ___% of the Common Stock Deemed Outstanding pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full.

1.b ❑ The undersigned hereby elects to purchase a number of shares of Common Stock equal to ___% of the Common Stock Deemed Outstanding pursuant to the terms of the net exercise provisions set forth in Section 2.2 of the attached Warrant.

2. Please issue said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Date)	(Signature)

(Print name)

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ASSIGNMENT FORM

(To assign the foregoing Warrant or a portion thereof, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant (or portion thereof) and all rights evidenced thereby are hereby assigned to

Name: (“Assignee”)

(Please Print)

Address:

(Please Print)

Assignee agrees to take and hold the Warrant and any shares of stock to be issued upon exercise of the rights thereunder subject to, and to be bound by, the terms and conditions set forth in the Warrant to the same extent as if Assignee were the original holder thereof.

Dated: , 20__

Holder’s
Signature:

Holder’s
Address:

Assignee’s
Signature:

Assignee’s
Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant (or portion thereof).

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